UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2009

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada M5A 4K9	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 16, 2009, Errol Farr was appointed to the Board of Directors of Element 21 Golf Company (the “Company”) by unanimous vote of the Board of Directors of the Company.

Mr. Farr presently is the President and CEO of ADEX Mining Inc., formerly listed on the TSX Venture Exchange and has been their Chief Financial Officer since 1999.  ADEX is a mining company developing the Mount Pleasant mineral property in New Brunswick.  Mr. Farr also serves as the President and CEO of Outlook Resources Inc., also a TSX Venture Exchange listed resource company.  From 1999 to 2008, Mr. Farr was the Chief Financial Officer of Magindustries Corp., a TSX Venture Exchange listed resource company with potash, magnesium and forestry projects in the Republic of Congo.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: June17, 2009	By:	/s/ Nataliya Hearn
Dr. Nataliya Hearn
President